NASDAQ TICKER: ACBI INVESTOR PRESENTATION | JULY 2018

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward- looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in our business strategy implemented following the integration with First Security Group, Inc. may result in the expected benefits of the acquisition not being fully realized; costs associated with, and fluctuations in income resulting from, strategic decisions with respect to particular markets, locations or lines of business; loss of income from our trust business, and potential loss of customers, following our exit of this business; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could adversely affect the operating results of the company; an increasing interest rate environment may compress margins and adversely affect net interest income; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; adequacy of our risk management program; increased costs associated with operating as a public company; increased competitive pressure due to consolidation in the financial services industry, particularly the entry of larger financial institutions in our geographic markets; risks related to security breaches, cybersecurity attacks and other significant disruptions in our information technology systems, including attacks focused on the financial industry, may result in costs and liabilities related to compromised personal information of our customers; the effect of changes in tax law, such as the effect of the Tax Cuts and Jobs Act that was enacted on December 22, 2017; or other risks and factors identified in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 15, 2018 in Part I, Item 1A under the heading “Risk Factors” and in Part II, item 7 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) taxable equivalent interest income; (iii) taxable equivalent net interest income; (iv) taxable equivalent net interest margin; (v) operating noninterest income; (vi) operating income before taxes; (vii) operating income tax expense; (viii) efficiency ratio; (ix) operating return on average assets; (x) operating return on average equity; (xi) tangible common equity; (xii) operating diluted earnings per share; and (xiii) tangible book value per common share, in its analysis of the Company's performance. Operating net income excludes the revaluation of net deferred tax assets. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

Our Company Highlights Positioned for Growth TOTAL ASSETS . Atlanta . $2.7 Billion Nationwide business lines Fundamentally Sound Emerging Growth and Entrepreneurial focus . Proven underwriting and High-touch, customized service delivery superior credit quality Product breadth and depth Focusing Strategy Operating in the Atlanta, Chattanooga and . Realignment in Tennessee . Knoxville metropolitan markets Scalable core strategies and discipline Well Positioned for Rising Rates . 67% of loans are floating rate 4 Financial data as of 6/30/2018

Our Strategy Attract top tier talent and retain high quality TEAMMATES to drive growth Build profitable RELATIONSHIPS with commercial and consumer clients in our target markets Provide exceptional SERVICE through superior expertise and customized service delivery Drive value for SHAREHOLDERS Building the premier Southeastern business bank 5

We Serve Growth Markets Focus on select, robust Southeastern MSAs with attractive demographic profiles Urban Markets Served Georgia Tennessee Atlanta Chattanooga & Knoxville GDP ($B)(1) $364 $65 MSA Population (thousands) 5,920 1,434 Median HHI(2) $65,167 $52,086 Proj. 5-Year HHI Growth(2) 9.2% 9.8% # Total Businesses(3) 221,070 55,199 Deposits ($M)(4) $162,973 $25,981 Source: SNL Financial and U.S. Department of Commerce Bureau of Economic Analysis. (1) (2) 2016 MSA GDP per U.S. Department of Commerce Bureau of Economic Analysis report released 9/20/2017 Tennessee figures reflect Chattanooga and Knoxville 6 MSAs, weighted by population (3)NAICS total number of businesses per SNL Financial (4)Source: SNL

Our History Total Assets ($M) $2,891 $2,639 $2,728 $2,691 $1,203 $1,229 $1,315 $842 $1,021 $513 $688 $169 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 6/30/2018 Strategic Focusing Formation Accelerating Organic Growth Expansion Strategy • Initial equity • Rapid growth by attracting customers from larger • Acquisition of First • Branch sales and investment of competitors Security Group, consolidations $125M in 2007 Inc. in TN • Navigated financial crisis with superb credit quality • Exit Trust business NASDAQ listing • Built a solid base of strong client relationships • • Exit Trinet business • Established • Established SBA and Payments businesses • Reposition TN for growth Franchise Lending • Investing in Atlanta and national business lines • Opened Athens LPO 7

2018 Priorities 1 2 3 4 5 Invest in Leverage Atlanta Focus on Improve Tennessee High Growth Success Core Deposits Efficiency Realignment Businesses • Profitable and • Investments • Leveraging • Exit noncore and • Build scale in distinctive model include: treasury under-performing branches management businesses • SBA • Small business • Expand platform commercial • Franchise • Disciplined initiative Finance • Focus on key banking team expense • New leadership deposit rich • Payments / management and new banking • Maximize client segments Technology team operating banking leverage • Aligning banker • Treasury incentives management platform Positioned for improved performance and shareholder value creation 8

Leverage Atlanta Success Proven business model providing high touch service to commercial clients and high net worth individuals Atlanta Market Highlights – 6/30/2018 Atlanta Commercial and Private Banking Loans ($M) Loans ($M) $892 $544 $466 $506 $408 Average Deposits ($M) $821 4.71% Branches 1 4.07% Loans / Deposits 109% 3.59% 3.72% 2015 2016 2017 6/30/2018 Loans Yield on Loans Atlanta Loan and Deposit Composition – 6/30/2018 Atlanta Commercial and Private Banking Deposits ($M) Loans: Deposits: $711 $654 Private CRE $110MM $555 Banking $472 CRE $160MM $348MM 0.33% Commercial $483MM 0.22% Commercial 0.18% 0.19% $551MM 2015 2016 2017 6/30/2018 Private Banking Average Deposits Cost of Deposits $61MM 9 Note: Commercial & Private Banking charts exclude CRE loans

Investing in High Growth Businesses . 11 bankers located in Southeast and mid-Atlantic nd (1) SBA Lending . Ranked 2 for SBA 7(a) originations in Georgia . Loan production of $53 million YTD 2018 . Franchise 3 lenders and more than $110 million in outstanding balances Lending . Focus on multi-unit operators across various industry verticals . 3 bankers focused on growing deposits and fee income with payments and fintech companies Payments & . Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments Technology Association Banking . 6.8 million ACH transactions processed in Q2 2018 . 23% increase in fee income from Q2 2017 to Q2 2018 . Treasury ACE for Business and ACE for Treasury improve our clients’ efficiency and profitability Management . Strengthens the entire relationship (loan and deposits) (1) Source: Small Business Administration Georgia District Office 10

Improve Efficiency Company-wide focus on enhancing efficiency and driving operating leverage . Exiting business lines and rationalizing branch footprint . Exited the Charlotte market . Consolidated Tennessee and Northwest Georgia branches . Sold 8 retail branches through 2016 and 2017 . Sold trust company in Q2 2018 . Reorganized leadership team . Portion of cost savings allocated to hiring new lenders and investing in business lines to drive revenue growth . Disciplined expense management 11

Tennessee Realignment TN / Northwest GA Market Deposits Per Branch ($M) $41 $26 12/31/2015 6/30/2018 # of branches 25 14 Loans and Deposits at 6/30/2018 CRE Private Loans: Deposits: $22MM Banking $24MM CRE $85MM Commercial Private $148MM Commercial Banking (1) $212MM Market Highlights – 6/30/2018 $36MM Retail Retail Loans ($M) $384 $51MM $384MM Deposits ($M) $578 Loans / Deposits 66% . Building scale in branches (focus on small business and private banking) . New leadership and new banking team Note: 2018 deposit figures include Tennessee (11 branches) and Northwest Georgia (3 branches) 12

Demonstrated Commercial Loan Growth FSG acquisition closed in Q4 Mortgage $147 $40 $38 Warehouse Other $223 $218 $84 $225 $227 $709 $701 CRE $726 $692 $117 $36 $328 C&I $962 $977 $884 $788 $559 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Jun. 30, 2018 Loan yield 3.57% 3.74% 4.07% 4.38% 4.85% Dollars in millions Loans held for investment. C&I loans include commercial and industrial and owner occupied. CRE loans include multifamily, investment, 1-4 family residential construction, other construction, development and land. Other loans include residential mortgages, home equity, consumer, other loans, net deferred fees and 13 other unearned income.

Commercial Lending Focus Total Loans C&I Industry Focus Total Loans: $1.94B Total C&I: $610M CRE / RBC: 203%(1) CLD / RBC: 42% Manufacturing 18% Other 32% Wholesale Trade 16% Owner Real Estate and Occupied C&I Rental & Leasing 7% Finance and 19% 31% Health Care and Insurance 9% Social Assistance 6% Accommodation and Food Service 12% CRE by Property Type Multifamily & Commercial Real Estate non-owner- 29% occupied: $555M Residential Hotel / Motel 17% 9% Retail Property 37% Office Consumer 13% Mtg & Other Construction Warehouse 2% & Land 2% Industrial 8% Multifamily Warehouse 7% 18% Data as of 6/30/2018 Specialty (1)Calculated in accordance with regulatory guidance which includes U.S. RE – Other Property Loans, U.S. RE – Multifamily Other Housing 2% Loans, U.S. RE – 1-4 Construction Loans, U.S. RE – Oth Con, Dev, & Lnd Loans, and Loans Comm RE (Not Secured by RE) in CRE 6% 14 Amounts are estimates as of 6/30/2018

Superior Credit Quality Robust risk management with a strong track record of consistently strong credit quality NPAs / Assets 1.30% 0.98% 0.81% 0.53% 0.45% 0.44% 0.36% 0.40% 0.12% 0.13% 0.14% 0.13% 0.14% 2013 2014 2015 2016 2017 3/31/2018 6/30/2018 ACBI Peers Source: SNL Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion. 15

Strong Core Deposit Franchise Sold 7 branches – Sold 1 branch $191 million – – $29 million – in Q2 in Q2 $2,147 $2,147 $2,145 Brokered 9% 8% 5% 7% Time FSG acquisition 7% closed 10% in Q4 $1,297 NOW / Savings / 11% 56% 58% Money $984 5% 55% Market 11% 1% 57% 62% 26% 29% 30% DDA 27% 26% 2014 2015 2016 2017 Jun. 30, 2018 Cost of deposits 0.29% 0.28% 0.34% 0.47% 0.63% Dollars in millions 16 Deposit figures represent average balances

Expanding Net Interest Margin NIM by Year* NIM by Quarter* $100,000 $25,000 3.80% 3.80% $82,048 $22,500 $21,620 $22,112 $80,000 $77,192 3.60% $21,322 3.60% $20,712 $20,506 $20,000 3.51% 3.54% 3.40% 3.40% $60,000 3.39% $17,500 $44,107 3.28% 3.20% 3.26% 3.26% 3.20% $40,000 $33,132 3.12% 3.00% $15,000 3.00% 2.99% $20,000 2.86% 2.80% $12,500 2.80% $0 2.60% $10,000 2.60% 2014 2015 2016 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net interest income Net interest margin Dollars in thousands *Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest 17 margin. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details.

Well Positioned For Rising Rates Profitability Upside with Rising Rates… …Due to Unique Business Model Expected Change in Net Interest Income – 1 Year Loan Beta Analysis(1) 18.3% 12.6% ACB(2) 77% 6.6% Peers(3)(4) 20% up 100 bps up 200 bps up 300 bps change in interest rate Interest rate risk data as of 6/30/2018 Amounts are estimates as of 6/30/2018 (1) (2) Loan beta is defined as the change in loan yield from Q1 2017 to Q1 2018 divided by the 75 bps change in the Fed Funds rate over the time period. as of 6/30/2018 18 (3)Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion (4) as of 3/31/2018

Strong Capital Position 15.0% 16% 14.3% 13.5% 13.5% 14% 12.0% 12.0% 11.7% 12% 10.5% 10% 8% 6% 4% 2% 0% Bank Holding Bank Holding Bank Holding Bank Holding Company Company Company Company TCE / TA Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Data as of 6/30/2018 19 Amounts are estimates as of 6/30/2018

Achievable Operating Leverage 2019 Targets Key Components Optimizing Financial Performance Leverage Atlanta Success Loan Growth 10%+ Invest in High Growth Businesses Focus on Core Deposits Efficiency Ratio <65% Improve Efficiency ROAA >1.0% Tennessee Realignment 20

Key Investment Considerations Positioned for Growth in Attractive Markets Investing in High Growth Businesses Achievable Operating Leverage Well Positioned for Rising Rates Attractive Valuation Building the premier Southeast business bank 21

APPENDIX INVESTOR APPENDIX PRESENTATION MARCH 2018 THE SOUTHEAST’S BUSINESS BANK

Management Biographies • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to Douglas Williams the CDIAC of the Federal Reserve Board of Governors Chief Executive Officer • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • EVP at Atlantic Capital since inception • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former Managing Director and Group Head for • Former CFO of Square 1 Financial, Inc. Wachovia Securities’ Continental European • Former EVP and CFO of Encore Bancshares, Inc. Group • Former SVP and Treasurer for Sterling Bancshares, • Member of the Kellogg Innovation Network at Patrick Oakes Inc. Kurt Shreiner Northwestern University, Fiserv’s Commercial Executive Vice President, • Chartered Financial Analyst Executive Vice President, Payments Advisory Board and an executive in Chief Financial Officer Head of Corporate Financial Services residence at Juniata College in Pennsylvania • Senior Risk Management Officer at Atlantic • CRO of Atlantic Capital since its inception through Capital since inception 2017 • Former Director in Wachovia’s Risk • Former Chief Credit Officer for Wachovia’s Capital Management Division supporting Corporate, Finance business Investment Banking and Capital Markets • Former Head of Risk Management for all of groups Rich Oglesby Gray Fleming Wachovia’s Capital Markets business • Former Client Management and Risk Executive Vice President, Executive Vice President, • Serves on the Board of Trustees at Children’s General Banking Division Executive Chief Risk Officer Management Officer in Wachovia’s middle Literature for Children market commercial group in North Carolina 23

Financial Highlights

	METRICS	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Financial Performance	Diluted EPS	$ 0.31	$ 0.19	$ (0.60)	$ 0.16	$ 0.17
	Diluted EPS - operating [(1)(2)(3)]	0.26	0.19	0.08	0.16	0.17
	Net income (loss) [(4)]	8,151	5,038	(15,337)	4,052	4,329
	Efficiency ratio	67.65 %	72.13 %	83.45 %	73.65 %	68.37 %
	Return on average assets (ROAA)	1.20	0.76	(2.24)	0.60	0.63
	ROAA - operating [(1)(2)(3)]	1.02	0.76	0.30	0.60	0.63
	NIM (tax equivalent) [(3)]	3.54	3.51	3.39	3.26	3.26
Balance Sheet[(5)]	Total assets	$ 2,691	$ 2,719	$ 2,891	$ 2,638	$ 2,703
	Total loans held for investment	1,934	1,959	1,934	1,905	1,962
	Average deposits	2,136	2,154	2,195	2,121	2,159
Capital	Tier 1 capital ratio [(7)]	11.9 %	11.3 %	11.2 %	11.3 %	10.9 %
	Total risk-based capital ratio [(7)]	14.9	14.3	14.1	14.3	14.0
	TCE / TA	11.0	10.5	9.9	11.5	11.0
	Tangible book value per share	$ 11.23	$ 10.98	$ 11.05	$ 11.67	$ 11.5
Asset Quality	Net charge offs to average loans [(6)]	0.03 %	0.05 %	(0.04) %	0.68 %	0.01 %
	NPAs to total assets	0.14	0.13	0.14	0.23	0.52
	ALLL to loans held for investment	1.01	1.01	1.00	0.99	1.11

Income in thousands

[(1)] Excludes revaluation of net deferred tax asset in Q4 2017 [(2)] Excludes gain on sale of trust business in Q2 2018 [(3)] Data shown is a non-GAAP financial measure. Please see "Non-GAAP Reconciliation" on slides 25 and 26 for more details [(4)] Q4 2017 profitability impacted by $17.4 million increase in income tax expense due to reduction of value of deferred tax asset [(5)] Dollars in millions [(6)] Data annualized [(7)] Amounts are estimates as of 6/30/2018

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Non-GAAP Reconciliation ATLANTIC CAPITAL BANCSHARES, INC. Non-GAAP Performance and Financial Measures Reconciliation For the six months ended 2018 2017 (in thousands, except share and per share data) June 30, Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 2018 2017 Taxable equivalent interest income reconciliation Interest income - GAAP $ 27,346 $ 25,982 $ 25,137 $ 24,351 $ 24,322 $ 53,328 $ 46,783 Taxable equivalent adjustment 98 103 213 215 223 201 478 Interest income - taxable equivalent $ 27,444 $ 26,085 $ 25,350 $ 24,566 $ 24,545 $ 53,529 $ 47,261 Taxable equivalent net interest income reconciliation Net interest income - GAAP $ 22,014 $ 21,517 $ 21,109 $ 20,291 $ 20,489 $ 43,531 $ 39,742 Taxable equivalent adjustment 98 103 213 215 223 201 478 Net interest income - taxable equivalent $ 22,112 $ 21,620 $ 21,322 $ 20,506 $ 20,712 $ 43,732 $ 40,220 Taxable equivalent net interest margin reconciliation Net interest margin - GAAP 3.52% 3.49% 3.35% 3.23% 3.23% 3.51% 3.19% Impact of taxable equivalent adjustment 0.02% 0.02% 0.04% 0.03% 0.03% 0.01% 0.04% Net interest margin - taxable equivalent 3.54% 3.51% 3.39% 3.26% 3.26% 3.52% 3.23% Operating noninterest income reconciliation Noninterest income - GAAP $ 5,331 $ 3,983 $ 3,568 $ 3,477 $ 5,287 $ 9,314 $ 9,144 Gain on sale of trust company (1,681) - - - - (1,681) - Operating noninterest income $ 3,650 $ 3,983 $ 3,568 $ 3,477 $ 5,287 $ 7,633 $ 9,144 Operating income before income taxes reconciliation Income before income taxes - GAAP $ 10,157 $ 6,336 $ 3,801 $ 5,942 $ 6,173 $ 16,493 $ 10,905 Taxable equivalent adjustment 98 103 213 215 223 201 478 Gain on sale of trust company (1,681) - - - - (1,681) - Operating income before income taxes $ 8,574 $ 6,439 $ 4,014 $ 6,157 $ 6,396 $ 15,013 $ 11,383 Operating income tax reconciliation Income tax expense - GAAP $ 2,006 $ 1,298 $ 19,138 $ 1,890 $ 1,844 $ 3,304 $ 3,346 Taxable equivalent adjustment 98 103 213 215 223 201 478 Gain on sale of trust company, tax expense (420) - - - - (420) - Revaluation of net deferred tax asset - - (17,398) - - - - Operating income tax expense $ 1,684 $ 1,401 $ 1,953 $ 2,105 $ 2,067 $ 3,085 $ 3,824 Operating net income reconciliation Net income (loss) - GAAP $ 8,151 $ 5,038 $ (15,337) $ 4,052 $ 4,329 $ 13,189 $ 7,559 Gain on sale of trust company, net of income tax (1,261) - - - - (1,261) - Revaluation of net deferred tax asset - - 17,398 - - - - Operating net income $ 6,890 $ 5,038 $ 2,061 $ 4,052 $ 4,329 $ 11,928 $ 7,559 Operating diluted earnings per share reconciliation Diluted earnings (loss) per share - GAAP $ 0.31 $ 0.19 $ (0.60) $ 0.16 $ 0.17 $ 0.51 $ 0.29 Net gain on sale of trust company (0.05) - - - - (0.05) - Revaluation of net deferred tax asset - - 0.68 - - - - Diluted earnings per share - operating $ 0.26 $ 0.19 $ 0.08 $ 0.16 $ 0.17 $ 0.46 $ 0.29 25

Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2018		2017			For the six months ended June 30,	
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2018	2017
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 316,770	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 316,770	$ 319,435
Intangible assets	(23,662)	(24,050)	(24,393)	(24,760)	(25,151)	(23,662)	(25,151)
Total tangible common equity	$ 293,108	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 293,108	$ 294,284
Common shares outstanding	26,102,217	25,772,208	25,712,909	25,716,418	25,654,521	26,102,217	25,654,521
Book value per common share - GAAP	$ 12.14	$ 11.91	$ 11.99	$ 12.63	$ 12.45	$ 12.14	$ 12.45
Tangible book value	11.23	10.98	11.05	11.67	11.47	11.23	11.47
Return on average equity reconciliation							
Net income (loss) - GAAP	$ 8,151	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 13,189	$ 7,559
Gain on sale of trust company, net of income tax	(1,261)	-	-	-	-	(1,261)	-
Revaluation of net deferred tax asset	-	-	17,398	-	-	-	-
Operating net income	$ 6,890	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 11,928	$ 7,559
Average shareholders' equity	$ 312,543	$ 306,821	$ 326,059	$ 323,832	$ 316,825	$ 309,698	$ 312,567
Return on average equity - GAAP	10.46%	6.66%	-18.66%	4.96%	5.48%	8.59%	4.88%
Return on average equity - operating	8.84%	6.66%	2.51%	4.96%	5.48%	7.77%	4.88%
Return on average assets reconciliation							
Net income (loss) - GAAP	$ 8,151	$ 5,038	$ (15,337)	$ 4,052	$ 4,329	$ 13,189	$ 7,559
Gain on sale of trust company, net of income tax	(1,261)	-	-	-	-	(1,261)	-
Revaluation of net deferred tax asset	-	-	17,398	-	-	-	-
Operating net income	$ 6,890	$ 5,038	$ 2,061	$ 4,052	$ 4,329	$ 11,928	$ 7,559
Average assets	$ 2,718,071	$ 2,704,822	$ 2,720,070	$ 2,701,387	$ 2,762,389	$ 2,711,483	$ 2,728,739
Return on average assets - GAAP	1.20%	0.76%	-2.24%	0.60%	0.63%	0.98%	0.56%
Return on average assets - operating	1.02%	0.76%	0.30%	0.60%	0.63%	0.89%	0.56%
Efficiency ratio reconciliation							
Noninterest income - GAAP	$ 5,331	$ 3,983	$ 3,568	$ 3,477	$ 5,287	$ 9,314	$ 9,144
Gain on sale of trust company	(1,681)	-	-	-	-	(1,681)	-
Operating noninterest income	$ 3,650	$ 3,983	$ 3,568	$ 3,477	$ 5,287	$ 7,633	$ 9,144
Noninterest expense - GAAP	$ 17,361	$ 18,392	$ 20,594	$ 17,504	$ 17,623	$ 35,753	$ 35,367
Net interest income	$ 22,014	$ 21,517	$ 21,109	$ 20,291	$ 20,489	$ 43,531	$ 39,742
Efficiency ratio	67.65%	72.13%	83.45%	73.65%	68.37%	69.88%	72.35%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 316,770	$ 307,059	$ 308,425	$ 324,754	$ 319,435	$ 316,770	$ 319,435
Intangible assets	(23,662)	(24,050)	(24,393)	(24,760)	(25,151)	(23,662)	(25,151)
Total tangible common equity	$ 293,108	$ 283,009	$ 284,032	$ 299,994	$ 294,284	$ 293,108	$ 294,284
Total assets	$ 2,690,674	$ 2,718,665	$ 2,891,421	$ 2,638,412	$ 2,702,575	$ 2,690,674	$ 2,702,575
Intangible assets	(23,662)	(24,050)	(24,393)	(24,760)	(25,151)	(23,662)	(25,151)
Total tangible assets	$ 2,667,012	$ 2,694,615	$ 2,867,028	$ 2,613,652	$ 2,677,424	$ 2,667,012	$ 2,677,424
Tangible common equity to tangible assets	10.99%	10.50%	9.91%	11.48%	10.99%	10.99%	10.99%

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